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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65204) of Onyx Acceptance Corporation of our report dated June 29, 2001 relating to the financial statements of The Onyx Acceptance Corporation 401(k) Savings Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP


Orange County, California
July 16, 2001